UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2011 (May 10, 2011)

URANIUM 308 CORP. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-52476 (Commission File Number)	33-1173228 (IRS Employer Identification No.)

2808 Cowan Circle Las Vegas, NV (Address of principal executive offices)	89107 (Zip Code)

Registrant's telephone number, including area code 702-425-8662

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 10, 2011, we entered into an Agreement for the Sale and Assignment and Affirmation of Obligations (the “Assignment & Affirmation Agreement”) with one of our lenders and an individual in Florida, whereby we agreed to the sale and assignment of $20,000 of indebtedness from the certain lender (the “Assignor”) to the individual in Florida (the “Assignee”) and we affirmed our obligation to the Assignee to pay the indebtedness.

The foregoing description of the Assignment & Affirmation Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Assignment & Affirmation Agreement, which was attached as Exhibit 99.1 to the Form 8-K filed with the SEC on December 21, 2010, and is incorporated herein by reference.

In addition, on May 10, 2011 and in conjunction with the Assignment & Affirmation Agreement, we entered into an Agreement for Conversion of Indebtedness to Common Stock (the “Conversion Agreement”) with the Assignee, whereby we agreed with the Assignee to convert the $20,000 indebtedness into 2,000,000 shares of our common stock subject to the terms and conditions of the Conversion Agreement.

The foregoing description of the Conversion Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Conversion Agreement, which was attached as Exhibit 99.2 to the Form 8-K filed with the SEC on December 21, 2010, and is incorporated herein by reference.

On May 30, 2011, we entered into an Agreement for the Sale and Assignment and Affirmation of Obligations (the “Assignment & Affirmation Agreement”) with one of our lenders and an individual in Tennessee, whereby we agreed to the sale and assignment of $20,000 of indebtedness from the certain lender (the “Assignor”) to the individual in Tennessee (the “Assignee”) and we affirmed our obligation to the Assignee to pay the indebtedness.

The foregoing description of the Assignment & Affirmation Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Assignment & Affirmation Agreement, which was attached as Exhibit 99.1 to the Form 8-K filed with the SEC on December 21, 2010, and is incorporated herein by reference.

On May 30, 2011 and in conjunction with the Assignment & Affirmation Agreement of the same date, we entered into an Agreement for Conversion of Indebtedness to Common Stock (the “Conversion Agreement”) with the Assignee, whereby we agreed with the Assignee to convert the $20,000 indebtedness into 2,000,000 shares of our common stock subject to the terms and conditions of the Conversion Agreement.

The foregoing description of the Conversion Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Conversion Agreement, which was attached as Exhibit 99.2 to the Form 8-K filed with the SEC on December 21, 2010, and is incorporated herein by reference.

On June 3, 2011, we entered into an Agreement for the Sale and Assignment and Affirmation of Obligations (the “Assignment & Affirmation Agreement”) with one of our lenders and an entity in New York, whereby we agreed to the sale and assignment of $65,000 of indebtedness from the certain lender (the “Assignor”) to the entity in New York (the “Assignee”) and we affirmed our obligation to the Assignee to pay the indebtedness.

The foregoing description of the Assignment & Affirmation Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Assignment & Affirmation Agreement, which was attached as Exhibit 99.1 to the Form 8-K filed with the SEC on December 21, 2010, and is incorporated herein by reference.

On June 3, 2011 and in conjunction with the Assignment & Affirmation Agreement of the same date, we entered into an Agreement for Conversion of Indebtedness to Common Stock (the “Conversion Agreement”) with the Assignee, whereby we agreed with the Assignee to convert the $65,000 indebtedness into 6,500,000 shares of our common stock subject to the terms and conditions of the Conversion Agreement.

The foregoing description of the Conversion Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Conversion Agreement, which was attached as Exhibit 99.2 to the Form 8-K filed with the SEC on December 21, 2010, and is incorporated herein by reference.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

On June 7, 2011, we issued 2,000,000 shares of our common stock to an individual in Florida pursuant to an Agreement for Conversion of Indebtedness to Common Stock, dated May 10, 2011, entered into with the individual in Florida at a price of $0.01 per share resulting in the elimination of $20,000 of indebtedness on our books.  We believe that the issuance is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1(1)	Form of Agreement for the Sale and Assignment and Affirmation of Obligations

99.2(2)	Form of Agreement for Conversion of Indebtedness to Common Stock

Notes:
(1)	Previously filed as Exhibit 99.1 to the Form 8-K filed with the SEC on December 21, 2010, and incorporated herein by reference.
(2)	Previously filed as Exhibit 99.2 to the Form 8-K filed with the SEC on December 21, 2010, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:           June 8, 2011

URANIUM 308 CORP.

By:	/s/ Dennis Tan
Name: Dennis Tan
Title: President and a Director